UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017 (March 15, 2017)

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada (State or other jurisdiction of incorporation)	001-33614 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

400 North Sam Houston Parkway East, Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

Press Release

On March 15, 2017, the company issued a press release announcing its capital investment program and financial and operational guidance for 2017 and provided an update on the company’s restructuring efforts. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. Please see Item 9.01 below and the attached exhibit.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	News Release dated March 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

March 15, 2017	By:	/s/ Sandi Kraemer
	Name:	Sandi Kraemer
	Title:	Director, Investor Relations and External Reporting